UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
December 9, 2019

(Exact name of registrant as specified in its charter)

Nevada	000-18590	84-1133368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

141 Union Boulevard, #400, Lakewood, CO 80228
(Address of principal executive offices including zip code)

Registrant’s telephone number, including area code: (303) 384-1400

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	GTIM	Nasdaq Stock Exchange

Item 1.01.	Entry Into a Material Definitive Agreement.

On December 9, 2019, Good Times Restaurants Inc. (the “Company”) and each of its wholly-owned subsidiaries, as guarantors, entered into a Fourth Amendment to Credit Agreement (the “Fourth Amendment”) with Cadence Bank, N.A., as lender (“Cadence”) which amends the Credit Agreement (“Original Credit Agreement”) entered into by the Company with Cadence on September 8, 2016, as amended on September 11, 2017 by the First Amendment to Credit Agreement (the “First Amendment”), as further amended on November 2, 2018 by the Second Amendment to Credit Agreement (the “Second Amendment”) and as further amended on February 21, 2019 by the Third Amendment to Credit Agreement (the “Third Amendment,”) and, together with the Original Credit Agreement, the First Amendment, Second Amendment, Third Amendment and the Fourth Amendment (the “Credit Agreement”).

Effective September 24, 2019, the Fourth Amendment, among other things, modifies the Credit Agreement as follows: (a) amends the definition of “Consolidated EBITDA” for purposes of certain financial covenants contained in the Credit Agreement; (b) provides for repayment of certain loans outstanding under the Credit Agreement in consecutive quarterly installments equal to $250,000 on the last business day of each of March, June, September and December, commencing on March 31, 2020; and (c) permits the Company, under certain circumstances, to make Restricted Payments (as defined in the Credit Agreement) in the form of repurchases or redemptions of certain equity interests of the Company from former directors and officers of the Company in an aggregate amount not to exceed $100,000.

The above description of the Fourth Amendment is qualified in its entirety by the Fourth Amendment, a copy of which is attached hereto as Exhibit 10.1.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 regarding the Fourth Amendment is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

Number	Description

10.1*	Fourth Amendment to Credit Agreement, dated December 9, 2019, by and among Good Times Restaurants Inc., each of its wholly-owned subsidiaries and Cadence Bank, N.A.

10.2	Cadence Bank Credit Agreement (previously filed as Exhibit 10.1 to the registrant’s Current Report on Form 8-K filed September 13, 2016 (File No. 000-18590) and incorporated herein by reference)

10.3	Cadence Bank Security and Pledge Agreement (previously filed as Exhibit 10.2 to the registrant’s Current Report on Form 8-K filed September 13, 2016 (File No.
000-18590) and incorporated herein by reference)

10.4	Cadence Bank First Amendment to Credit Agreement (previously filed as Exhibit 10.1 to the registrant’s Current Report on Form 8-K filed September 12, 2017 (File No. 000-18590) and incorporated herein by reference)

10.5	Cadence Bank Second Amendment to Credit Agreement (previously filed as Exhibit 10.1 to the registrant’s Current Report on Form 8-K filed November 2, 2018 (File No. 000-18590) and incorporated herein by reference)

10.6	Cadence Bank Third Amendment to Credit Agreement (previously filed as Exhibit 10.1 to the registrant’s Current Report on Form 10Q filed May 10, 2019 (File No. 000-18590) and incorporated herein by reference)

*Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOOD TIMES RESTAURANTS INC.
Date: December 13, 2019	By:
Ryan M. Zink
Acting Chief Executive Officer, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Number	Description

10.1*	Fourth Amendment to Credit Agreement, dated December 9, 2019, by and among Good Times Restaurants Inc., each of its wholly-owned subsidiaries and Cadence Bank, N.A.

10.2	Cadence Bank Credit Agreement (previously filed as Exhibit 10.1 to the registrant’s Current Report on Form 8-K filed September 13, 2016 (File No. 000-18590) and incorporated herein by reference)

10.3	Cadence Bank Security and Pledge Agreement (previously filed as Exhibit 10.2 to the registrant’s Current Report on Form 8-K filed September 13, 2016 (File No. 000-18590) and incorporated herein by reference)

10.4	Cadence Bank First Amendment to Credit Agreement (previously filed as Exhibit 10.1 to the registrant’s Current Report on Form 8-K filed September 12, 2017 (File No. 000-18590) and incorporated herein by reference)

10.5	Cadence Bank Second Amendment to Credit Agreement (previously filed as Exhibit 10.1 to the registrant’s Current Report on Form 8-K filed November 2, 2018 (File No. 000-18590) and incorporated herein by reference)

10.6	Cadence Bank Third Amendment to Credit Agreement (previously filed as Exhibit 10.1 to the registrant’s Current Report on Form 10Q filed May 10, 2019 (File No. 000-18590) and incorporated herein by reference)